Earnings Conference Call

2nd Quarter 2015

July 30, 2015

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer & Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "guidance," "intends," "plans," "predicts," "projects," "targets," "continues," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies, including those relating to the environment, and the ability to obtain and comply with governmental authorizations; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (t) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, and (u) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Share

(thousands except for per share amounts)

	Three Months Ended June 30		Six Months Ended June 30	
	2015	2014	2015	2014
Net Income	$ 66,080	$ 44,540	$ 89,510	$ 71,944
Weighted average shares outstanding– diluted	50,258	50,156	50,259	50,166
Earnings per diluted share	$ 1.31	$ 0.89	$ 1.78	$ 1.43

2Q 2014 to 2Q 2015

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended June 30, 2014		**$ 44.5**
Change in Idaho Power net income:		
Increased sales volumes attributable to usage per customer, net of associated power supply costs and Power Cost Adjustment (PCA) mechanism impacts	$ 7.8	
Impact in the second quarter of 2015 of retroactively applying Fixed Cost Adjustment (FCA) mechanism changes to first quarter activity	7.4	
Other decreases in FCA revenues	(1.7)	
Increased sales volumes attributable to customer growth, net of associated power supply costs and PCA mechanism impacts	2.9	
Increase in other operating and maintenance expenses	(0.4)	
Increase in depreciation expenses	(1.4)	
Other changes in operating revenues and expenses, net	(0.1)	
Increase in Idaho Power operating income	14.5	
Changes in other non-operating income and expenses	2.3	
Decrease in income tax related to first mortgage bond redemption costs	7.2	
Change in additional amortization of ADITC	1.0	
Increase in other income tax expense	(3.3)	
Total increase in Idaho Power net income		21.7
Other changes (net of tax)		(0.1)
Net Income – For the Quarter Ended June 30, 2015		**$ 66.1**

Operating Cash Flows

(millions)

IDACORP	Six Months Ended June 30 2015	2014
Net Cash Provided by Operating Activities	$ 171.0	$ 163.3

Liquidity

(millions)

	As of June 30, 2015 IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires October 2018	$ 125.0	$ 300.0
Commercial Paper Outstanding	(27.0)	–
Identified for Other Use[2]	–	(24.2)
Total	$ 98.0	$ 275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Key Financial & Operating Metrics and 2015 Earnings Guidance

(millions except for per share amounts)

	2015 Estimates	
	Current [1]	Previous [2]
Idaho Power Operations & Maintenance Expense	No Change	$ 340 – $ 350
Idaho Power Additional Amortization of ADITC	No Change	None
Idaho Power Capital Expenditures excluding AFUDC	No Change	$ 300 – $ 310
Idaho Power Hydroelectric Generation (MWhs) [3]	6.0 – 7.0	5.0 – 7.0
2015 IDACORP Earnings Per Share Guidance [4]	$ 3.75– $ 3.90	$ 3.65– $ 3.80

(1) As of July 30, 2015.

(2) As of April 30, 2015 the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

(3) Based on reservoir storage levels and forecasted weather conditions as of the date of this presentation.

(4) The 2015 guidance incorporates all of the key financial and operating assumptions listed above.


June 2015
IDAHO POWER
Integrated Resource Plan 2015

Preferred Portfolio*

Date	Resource	Peak-Hour Capacity
2025	Boardman to Hemingway (B2H)	500 MW
2025	Retire North Valmy (both units)	(262) MW
2030	Demand Response	60 MW
2030	Ice-Based Thermal Energy Storage (TES)	20 MW
2031	Combined Cycle Combustion Turbine (CCCT)	300MW

*Action items and timing are subject to a number of assumptions and uncertainties described in the *Integrated Resource Plan*.

Idaho Power System Load Peak Days—2013 and 2015



3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
Megawatts (MW)
12:00 AM
2:00 AM
4:00 AM
6:00 AM
8:00 AM
10:00 AM
12:00 PM
2:00 PM
4:00 PM
6:00 PM
8:00 PM
10:00 PM
7/2/2013
3,407 MW—104°
6/30/2015
3,402 MW—102°

Continued Economic Progress

Idaho Power Customer Growth
Twelve Months Ended June 30


525,000
515,000
505,000
495,000
485,000
475,000
0.6%
1.0%
1.2%
1.5%
1.7%
2011
2012
2013
2014
2015

Southern Idaho Gets Federal Manufacturing Designation

"Idaho's six county region know as 'The Magic Valley', has been selected as a top 12 U.S. manufacturing community by the U.S. Commerce Department's Investing in Manufacturing Communities Partnership – and one of four U.S. regions in the Food Manufacturing category."

"Southern Idaho secured a record-setting seven projects in 10 months during 2012-2013, including new investments from food giants Chobani, Monsanto, Clif Bar and Frulact Group as well as expansions of Glanbia Foods, McCain Foods and Galva/Brewster."

SIEDO
Southern Idaho Economic Development Organization

– July 8, 2015

Fall Outlook

August 2015 Through October 2015

Precipitation


B
EC
B
EC
EC
A
EC

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation

Temperature


A
A
EC
EC
B
EC
EC
A

- 33% to 40% Chance of Above Nomal Temperature
- 40% to 50% Chance of Above Nomal Temperature
- 50% to 60% Chance of Above Nomal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Nomal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, July 2015

Contact Information

Investors & Analysts

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com